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EXHIBIT 10.1

 EXCLUSIVE

                            DISTRIBUTORSHIP AGREEMENT

This  Exclusive  Distributorship Agreement (the "Agreement") is entered into and made effective this thursday, 28th december 2000 by and between BARTECH E.M.E.A SARL, 4, Rue du Port aux Vins, 92 150 Suresnes, France. ("BARTECH"), and BARTECH MEDITERRANEAN LTD - Hamered Street 25 - P.O Box 50501 - Tel-Aviv 61500 - ISRAEL.

1. DEFINITIONS. Unless the context clearly requires otherwise, the following terms shall be defined as follows:

(a) "Annual target" shall mean the amount specified on Exhibit A. "Monthly target " shall mean the annual target for the then current target year divided by twelve except as otherwise specified in Exhibit A. In calculating whether Distributor has met its annual target or its monthly target, BARTECH shall compute the net invoice cost of all Covered Products delivered by it to the Distributor during the target year or target month less any taxes, interest, freight or insurance charges.

(B) "Authorized location(s)" shall mean Distributor's place(s) of business located at Hamered Street 25 - P.O Box 50501 - Tel Aviv 61500 - ISRAEL.

(C) "Covered Products" shall mean the Hardware Products listed on Exhibit B and the Software Products listed on Exhibit C.

(d) "Engineering Change" shall mean any mechanical or electrical change to a Hardware Product which affects its form, fit, function, safety, reliability, performance or maintainability.

(e) "Hardware Product(s)" shall mean the products listed on Exhibit B which BARTECH may amend at any time, as provided in subparagraph 3(a), by adding or deleting any Hardware Product.

(f) "Target Year" shall mean a year commencing on January 1 and ending on the succeeding December 31.

(g) "Software Product(s)" shall mean the products listed on Exhibit C which BARTECH may amend at any time, as provided in subparagraph 3(a), by adding or deleting any Software Product.

(h) "Software Registration Agreement" shall mean Exhibit D the form of which BARTECH may unilaterally amend at any time.

(i)  "Territory"  shall  mean  the  geographic  area  consisting  of

                             ISRAEL, TURKEY, JORDAN


2. APPOINTMENT. BARTECH appoints the Distributor as an exclusive distributor of BARTECH Covered Products in the Territory and for this purpose grants to the Distributor the exclusive right to sell, license and generally to

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     import,  market, distribute, install and service the Covered Products as an exclusive distributor within the Territory. The Distributor accepts such appointment as an exclusive distributor on the terms and conditions of this Agreement.


3. BASIC OBLIGATIONS OF BARTECH. During the term of this Agreement and any renewal, BARTECH agrees that it will:

(a) Sell Covered Products to Distributor for distribution within the Territory. BARTECH may, in its sole discretion, from time to time, add items to the list of Covered Products, delete items from the list of Covered Products and add other distributors of Covered Products in the Territory without obligation to Distributor. Any Covered Product which BARTECH for any reason ceases to sell in the Territory shall automatically be deleted from the list of Covered Products without obligation to Distributor;

(b) Provide Distributor with technical and marketing bulletins, and, as it deems appropriate, sponsor service and sales seminars for Distributor's personnel;

(c) Use its reasonable efforts to obtain, at BARTECH' own cost and expense, any required licenses, certifications, declarations, affidavits, or other documentation; required by the laws of the France, or applicable international treaties or conventions, for the export of Covered Products to the Territory; provided however that BARTECH will in no case be liable to the Distributor for any loss, damage or claim, whether direct, indirect or consequential, arising from BARTECH' inability to obtain such licenses, certificates, declarations, affidavits or other documentation; and

(d) Repair or replace at its sole discretion any Hardware Products received from BARTECH which are determined by BARTECH to have been defective at time of shipment at F.O.B Suresnes (or such international shipping point designated in writing by BARTECH). All claims relative to alleged defective Hardware Products must be made in writing to BARTECH by the Distributor within three (3) weeks after receipt of the Product. Failure by the Distributor to provide the timely written notice required hereunder shall result in Distributor's loss of protection under this Agreement.


4. BASIC OBLIGATIONS OF DISTRIBUTOR. During the term of this Agreement and any renewal, Distributor agrees that it will:

     (a) Use its best efforts within its Territory to promote actively and diligently market the sale of BARTECH Products so as to satisfy or exceed those targeted sales numbers as stated on Exhibit A, (i) by means of personal visits to and by correspondence with potential purchasers (ii) by advertising and by the distribution of printed matter; provided, however, that the form, manner, extent and wording of all such advertising and distributed matter shall be submitted to BARTECH forthwith after publication or distribution as the case may be and BARTECH shall have the right to require the Distributor to cease the advertising or the distribution of the printed matter in the form of that submitted to it without the Distributor having recourse to BARTECH for any expense incurred unless BARTECH shall have specifically agreed in writing to bear such expense;

     (b) Provide all end users regardless of location with prompt and efficient installation, training, programming, documentation, and repair services;

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     (c)  At  each  of its Authorized locations, maintain a sufficient supply of
          Covered Products for spare parts ("Spares") and for demonstration purposes, and employ a sufficient number of trained sales, service, and programming personnel; and employ and train personnel to carry out policies set forth by BARTECH and other written customer service policies published by BARTECH and notified to Distributor;

     (d) Use the service mark "A BARTECH Distributor" which BARTECH hereby grants Distributor a non-exclusive right to use during the term of this Agreement to indicate that Distributor is an authorized distributor of the Covered Products. Use of the service mark by Distributor must comply with BARTECH graphics standards, available upon request from BARTECH. Distributor shall acquire no proprietary rights with respect to the service mark, and Distributor's authorization to use the service mark shall exist only so long as Distributor is in full compliance with all material terms of this Agreement. In any event, such authority shall cease immediately upon the termination of this Agreement; Distributor will display BARTECH Products in its facility, using signs and sales aids which BARTECH may make available;

Distributor will not alter, remove or permit the removal of any patent numbers, serial numbers, date codes or identifying marks from BARTECH products;

Distributor will not use or permit others to use the BARTECH name, or any variation thereof, or any of the names of BARTECH products in Distributor's business name or title unless agreed to by BARTECH in a signed writing;

BARTECH retains full control over its trade name and all of its trade or service marks, and nothing herein shall limit or modify BARTECH' right to pursue its legal remedies independently of Distributor or any business the Distributor may be associated with, in the event of violation by others of said trade name or said trade or service marks. The Distributor shall register BARTECH as the owner and itself as the user of the "BARTECH" trade mark in the Territory to the extent that such registration is required by law or desirable for the sale by the Distributor of the Covered Products and Spares therein and BARTECH shall take all reasonable steps to enable the Distributor to effect such registration including (without limitation) the registration of BARTECH at its expense as registered owner thereof. Upon termination of this Agreement for whatsoever cause, the Distributor shall cancel such registration forthwith. The expense of any such registration of the Distributor or cancellation thereof shall be borne solely by the Distributor. The Distributor shall permit BARTECH at BARTECH' expense to have full conduct of all matters in relation to any alleged infringements (including without prejudice to the generality of the foregoing the settlement, compromise or other disposal of any claim and the conduct of any proceedings relating thereto) and shall itself take no such action in respect of such infringement without the prior consent of BARTECH. The Distributor shall provide all such reasonable assistance at BARTECH' expense in relation to such matters as BARTECH may require;

     (e) Fully advise all potential end users as to the terms of the BARTECH software license agreement;

     (f) Refrain from removing, defacing or otherwise changing any descriptive markings or labels on any Covered Product and from making any Engineering Change to any Hardware Product without the prior written consent of BARTECH;


     (g) Refrain from using any non-BARTECH replacement part or other supplies on any Hardware Product without the prior written consent of BARTECH;

     (h) Perform any Engineering Change requested by BARTECH on all Hardware Products which it sells or which are located in the Territory;

     (i) Obey all applicable laws, regulations, rules and ordinances and conduct its business in an ethical manner;
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     (j)  Pay  BARTECH  in  accordance  with  the  provisions of this Agreement;


     (k) For a period of not less than ten (10) years, maintain a record of all end users of Covered Products, which record shall include the end users' address, the serial numbers of the Covered Products and the dates of sale, delivery and installation, and permit BARTECH immediate access upon request to such records for purposes of inspection and copying of such records (i) in the case of any product recall or safety campaign, or (ii) for the purpose of assuring or providing customer service; which right of access shall continue during the term of this Agreement and for an additional period of ten (10) years following termination or expiration of this Agreement;

     (l) Promptly notify BARTECH in writing of all suspected product defects and safety problems.

     (m) Not sell, represent, distribute, license or promote, either directly or indirectly, any goods competitive with BARTECH Covered Products in the Territory during the initial term of this Agreement or any renewal periods without the prior written consent of BARTECH provided that a Covered Product shall not be considered competitive unless it has the same or an equivalent function and the same or equivalent characteristics, price and use and provided further that the provisions of this sub-clause shall not apply in respect of any product(s) currently supplied to the Distributor by its existing suppliers as at the date hereof;

     (n) Promptly bring to the notice of BARTECH any information received by it which is likely to be of material interest, use or benefit to BARTECH in relation to the future development of the Covered Products for use in the Territory and their marketing generally;

     (o) Obtain, prepare and maintain, at the Distributor's own cost and expense, all required licenses, certificates, declarations, affidavits, or other documentation required by the laws of the Territory or applicable international treaties or conventions, for the import, sale, service, promotion and distribution of the Covered Products;

     (p) Supply such reports, returns and other information relating to orders and projected orders for Covered Products and Spares as BARTECH may from time to time reasonably require for the purposes of general information required for planning and/or scheduling production of Covered Products;

     (q) Refrain from moving or closing any of its Authorized locations without the prior written consent of BARTECH, which consent shall not be unreasonably withheld.

     (r) Not engage in any activity which may be deleterious to BARTECH Customers or to the promoting, marketing, sale and service of all BARTECH products; and

     (s) Comply with all terms herein, and the underlying intent and meaning of this Agreement.


5. DISTRIBUTOR REPRESENTATIONS, WARRANTIES AND COVENANTS. Distributor represents to BARTECH as follows (and covenants that, during the pendency of this Agreement, Distributor will continue to be):

     (a) Distributor is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation. No provisions of the Distributor's Certificate of Incorporation or By-Laws (Statute, or equivalent organizational documents), nor any provision or covenant of any credit or other agreement (including security agreements incident thereto) to which Distributor is a party or by which Seller is bound have been or will be violated by the execution, delivery and performance by the Distributor of this Agreement or the performance or satisfaction of any condition herein contained on its part to be performed or satisfied;

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Distributor and is the valid and legally binding obligation of Distributor enforceable in accordance with its terms; and

     (c) Distributor possesses the requisite work expertise, employee staffing, facilities and equipment necessary to perform its duties hereunder and is capable of upgrading and improving systems and procedures to remain competitive.


6. AREA OF SALES. Distributor agrees that it will not sell the Covered Products directly or indirectly to customers located outside the Territory without the prior written approval of BARTECH, which BARTECH may give or withhold in its sole and absolute discretion. If the provisions of this Paragraph 6 are or shall be prohibited under the law of any jurisdiction, then such provisions shall not apply in such country and, in lieu thereof, Distributor agrees to use its best efforts to promote, sell and service the Covered Products in the Territory and further agrees that it shall be primarily responsible for servicing retail accounts with the Covered Products in the Territory and that it shall concentrate its efforts in the Territory, which concentration Distributor acknowledges to be essential to proper sales and servicing efforts.


7.     PLACING  AND  DELIVERY  OF  ORDERS.

     (a) (i) The Distributor shall on or before the beginning of each calendar quarter inform BARTECH in writing of its approximate requirements for Covered Products for the next following quarter so that BARTECH shall have at least one quarter's advance notice of such requirements; (ii) Orders shall be placed on a firm basis by the Distributor from time to time and in accordance with such further ordering procedures as BARTECH and the Distributor may agree; (iii) All orders for the Covered Products shall be governed by the provisions of this Agreement and shall not be modified by anything that may be printed on the Distributor's purchase order. [BARTECH' then current Standard Conditions of Sale for the relevant Covered Products shall apply save that in the event of any inconsistency between such conditions and the terms of this Agreement, the terms of this Agreement shall prevail.];
          (iv) No order for Covered Products shall be binding on BARTECH until written confirmation of that order is received by BARTECH and BARTECH has confirmed in writing that such order is acceptable.

     (b) During the term of this Agreement BARTECH shall sell to the Distributor, in accordance with the Distributor's orders accepted by BARTECH, the Distributor's reasonable requirements of the Covered
          Products but BARTECH shall not be liable in any way for any loss of trade or profit or any other loss occurring to the Distributor in the event that BARTECH is unable to supply any of the Covered Products.

     (c) (i) BARTECH shall ship to the Distributor the Covered Products and Spares in accordance with the orders placed by the Distributor and accepted by BARTECH as provided in subparagraph 7(a); (ii) Each sale shall constitute a separate contract and shall be invoiced to the Distributor accordingly.


8.     TERMS.

     (a) The price of all Hardware Products and the licensing fee for all Software Products shall be the distributor price in Euro in effect at the time of shipment, regardless of what the price was at time of Distributor order. BARTECH agrees to notify Distributor in writing of all price changes and in the event of a price increase agrees at Distributor's option to cancel only those unshipped orders.

     (b) Unless Distributor has qualified for credit, payment in full shall be made in advance of shipment. To the extent that BARTECH extends credit to Distributor, Distributor grants BARTECH a security interest in such Covered Products until full Distributor price has been paid for the Covered Products shipped to Distributor and in the receivables due Distributor in respect thereof and in all proceeds therefrom, and Distributor further agrees to execute any financing statement for filing or other similar document as requested or required by BARTECH. Distributor's failure to pay any amounts when due shall give BARTECH the right to possession and removal of the Covered Products at any time upon BARTECH' demand. BARTECH' taking of such possession shall be without prejudice to any other legal remedy BARTECH may have. All collection costs, including legal fees, shall be borne by Distributor. BARTECH reserves the right to withdraw or reduce any credit line when in its sole discretion such a withdrawal or reduction is warranted. Distributor agrees to pay interest on all overdue payments in accordance with the then current BARTECH policy.

     (c) In the event product is sold hereunder to the Distributor on credit, all payment terms shall be net thirty (30) days. Service charges in the amount of the lesser of 1.5% per month or the highest charge permitted under applicable law shall be imposed by BARTECH on the account of the Distributor on all amounts past due. Service charges will continue to accrue until the past due balance is liquidated in full by the Distributor.

     (d) In the event product is sold to Distributor on letter of Credit (LC), the Distributor shall cause a Irrevocable letter of credit (LC) to be issued in favor of BARTECH for the payment of orders on the day the applicable bill of lading is executed. The Distributor shall be responsible for the payment of Irrevocable LC fees and expenses.

     (e) All shipments of Covered Products shall be made on an F.O.B. Suresnes, France (or such alternative international shipping point designated in writing by BARTECH) with Distributor bearing all freight, duty and insurance charges and all applicable import, sales, use, value added, property, excise and any other taxes of any nature whatsoever. BARTECH reserves the right to make any shipment on a freight collect basis when Distributor is responsible for freight charges and reserves the right to refuse to make shipments other than to a Distributor's Authorized location.

     (F) All risk of loss or damage to Hardware Products shall pass to Distributor upon delivery in good condition, F.O.B., Suresnes, France (or such alternative international shipping point designated in writing by BARTECH).

     (G) Title to all Hardware Products shall pass on the date of shipment by BARTECH. BARTECH shall retain all applicable rights to the intellectual property in Software Products which, therefore, are not subject to transfer of title. Title to the media on which Software Products are recorded shall pass to Distributor upon shipment.

     (h) Subject to the then current BARTECH policy on return items, BARTECH will grant credit for return Hardware Products. BARTECH may modify the policy on credits for returns in its sole discretion, but in no event more than twice a year. (But see subparagraph 19(b) in respect of the effect of the expiration or termination of this Agreement.)

     (i) An advance payment discount, as specified by BARTECH from time to time, is offered for any order for which BARTECH receives payment from the Distributor via wire transfer simultaneously with the order. The advance payment must be made via wire transfer of funds to the BARTECH account specified above and must take place simultaneously with the placement of the order. Such wire transfer must include instructions to the receiving BARTECH bank to notify BARTECH immediately upon receipt of such funds.

9.     WARRANTY  ON  HARDWARE  PRODUCTS.

     (a) Except as expressly provided in paragraph 11 hereof, no warranty condition or term (whether express, implied, statutory or otherwise) as to the condition, quality, performance, merchantability, durability or fitness for purpose of the Hardware is given or assumed by BARTECH and all such warranties, conditions and terms are hereby excluded.

     (b) The Distributor agrees to indemnify and hold BARTECH harmless from any and all claims for losses or liability by a third party arising out of or related to the business of the Distributor including but not limited to, the installations, training or servicing carried out by the Distributor or its affiliates or agents, any misrepresentation concerning Covered Products made by the Distributor in the promotion thereof (other than misrepresentations comprising the publication, disclosure or other dissemination of sales, technical or other literature originating from BARTECH or relating to information or data published, disclosed or otherwise disseminated, derived from information or data supplied to the Distributor by BARTECH) or any breach of any representations, warranties, covenants, or other obligations of the Distributor contained in this Agreement.


10. MARKETING OF SOFTWARE. Distributor agrees to the following terms and conditions with respect to the marketing of Software Products:

     (a) This Agreement shall operate during the current term of the Agreement, as a license for the Distributor to use the Software Products for demonstration, testing, support and such other purposes as are directly connected with the implementation of this Agreement;

     (b) The Distributor shall not modify, amend, add to or in any way alter any Software Product supplied to it under this Agreement without BARTECH' prior written consent;

     (c) BARTECH will keep the Distributor informed of any enhancement or modification to the Software Products by BARTECH which affects its operation, performance or cost and which BARTECH considers suitable for general release. BARTECH reserves the right to introduce any substitute software product which it considers will adequately fulfill the same or similar function as that which it replaces;

     (d) All the Intellectual Property Rights of BARTECH in the Software Products are and shall remain the property of BARTECH and BARTECH reserves the right to grant licenses to use the Software Products to such other persons and on such terms as it shall think fit, subject to the terms of this Agreement;

     (e) The Distributor agrees to purchase an annual BARTECH License-to-Copy software agreement for those BARTECH Software Products License-to-Copy is made available for at the prevailing International Distributor price;

     (f) Distributor agrees to take any necessary steps to insure that each end user understands the meaning of the applicable license agreement;

     (h) Software Products are currently made available under the Software Registration Agreement. Distributor agrees that it will secure the end user's signature on the Software Registration Agreement prior to transferring the related Software Product(s); and

     (i) In its discretion, BARTECH may make available certain Software Products to Distributor to market under a license agreement that need not be signed by the end user. Distributor agrees that where an unsigned license agreement is specified, Distributor will accept return of any unopened Software Product from those end users and in such cases will refund any license fee paid by the end user. In such event, BARTECH will refund the amounts paid by Distributor for the unopened Software Product provided the unopened Software Product is returned to BARTECH freight prepaid.



11. EXCLUSIVE WARRANTY ON HARDWARE OR SOFTWARE PRODUCTS. BARTECH MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE HARDWARE OR SOFTWARE, ITS QUALITY OR PERFORMANCE. BARTECH DISCLAIMS ANY
     WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE HARDWARE AND SOFTWARE PRODUCTS ARE SOLD AND LICENSED RESPECTIVELY "AS IS" WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE HARDWARE AND SOFTWARE IS WITH THE DISTRIBUTOR AND END USER. BARTECH DOES NOT WARRANT THAT THE OPERATION OF THE HARDWARE OR THE FUNCTIONS CONTAINED IN THE
     SOFTWARE WILL MEET DISTRIBUTORSHIP'S OR END USER'S REQUIREMENTS OR THAT OPERATION OF THE HARDWARE AND SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. BARTECH SHALL HAVE NO LIABILITY TO DISTRIBUTOR OR END USER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER LOSS, DAMAGE OR INJURY INCLUDING, WITHOUT LIMITATION ANY DAMAGES ARISING FROM LOSS OF USE OR LOST PROFIT. The Distributor is prohibited from providing to customer or end-user any additional warranty. In the event Distributor extends to the end user any express or implied warranty or assumes any other obligation whatsoever, then Distributor shall (i) be solely responsible therefore;
     (ii) have no recourse against BARTECH therefore; (iii) defend, indemnify and hold BARTECH harmless against any claim, loss, judgment or cause of action whatsoever arising out of, or occasioned by, Distributor's conduct including but not limited to Distributor's extension to end user of any express or implied warranty.


12. DISTRIBUTOR OWNERSHIP, MANAGEMENT AND BUSINESS. This Agreement is entered into by BARTECH in reliance on Distributor's representations as set forth in Exhibit E regarding its ownership, management and control. Distributor agrees to give BARTECH thirty (30) days prior written notice of its intention to either directly or indirectly sell or transfer, in whole or in part, its ownership. No such change in Distributor's ownership shall be made without the prior written consent of BARTECH.


13.  INDEPENDENT  DISTRIBUTOR;  FRANCHISE  DISCLAIMER.

     (a) Distributor agrees that it is neither the agent of, nor legal representative of BARTECH, and has no right or authority to make any warranties or promises or to incur any obligations on behalf of BARTECH and that neither the Distributor nor any of its employees are employees of BARTECH. Distributor agrees to indemnify and hold BARTECH harmless from any claims, liabilities, damages, costs and expenses, including reasonable attorneys' fees, arising from Distributor's conduct, which if true, would constitute a violation of this provision.

     (b) The Distributor shall be entitled to describe itself as an authorized distributor of the Covered Products but shall not be entitled to describe itself as agent for BARTECH or in any words indicating any relationship of agency existing between the parties.

     (c) Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the parties hereto.

     (d) BARTECH shall not in any event be responsible for any statement or representation made in regard to any of the Covered Products or Spares in any sales literature or advertising material issued by the Distributor (other than contained in or based directly upon material supplied or agreed by BARTECH), and to the extent that any such responsibility shall fall on BARTECH as a result of statutory regulations or otherwise the Distributor shall indemnify BARTECH against any claims or demands arising out of any such statement or representation.


14. CONFIDENTIALITY OF TRADE SECRETS. Distributor agrees that all confidential information received from BARTECH, including without limitation all technical information and service manuals, is and shall remain the property of BARTECH and any and all confidential information of BARTECH may not be copied, reproduced or transferred or disclosed without the prior written consent of BARTECH. Distributor shall return at Distributor's expenses all confidential information to BARTECH at BARTECH' request or upon expiration or termination of this Agreement as provided in paragraph 19 hereof. Distributor shall take all necessary and appropriate action to prevent the unauthorized use or distribution of BARTECH' confidential information.


15. MAJOR ACCOUNT POLICY. BARTECH reserves to itself notwithstanding anything to the contrary herein contained the right to sell Covered Products to any corporate entity, or any subsidiary or affiliate thereof, even though the entity intends to use Covered Products at a location in the Territory. Any such sales are to be carefully coordinated with Distributor to avoid conflicts with local policies of Distributor.


16.  DURATION  AND  RENEWAL.

(a) The initial term of this Agreement (the "Initial Term") shall be from the date hereof until the following December 31, unless earlier terminated in accordance with the provisions of paragraph 17 or 18.

(b) Except as provided herein, this Agreement shall be automatically renewed after the Initial Term on each January 1 for an additional period of one year unless either party (1) notifies the other not less than three months prior to the end of any particular term that it does not agree to such an automatic renewal or (2) terminates this Agreement in accordance with the provisions of paragraph 17 or 18. The failure of either party to agree to such an automatic renewal shall not be deemed a violation of this Agreement. Such automatic renewal shall only apply for two one year periods after the Initial Term.

17. TERMINATION BY DISTRIBUTOR. At any time, Distributor may terminate this Agreement by giving BARTECH not less than ninety (90) days written notice.

18. TERMINATION BY BARTECH. At any time, BARTECH may terminate this Agreement by giving Distributor not less than thirty (30) days written notice (the "Notice Period") if:

     (a) Distributor's account with BARTECH becomes more than 60 days past due, provided however that, if Distributor makes full payment of all amounts due to BARTECH during the Notice Period, then the notice of termination shall be deemed to have been withdrawn;

     (b) (i) Distributor achieves monthly target in no months or only one month during any six consecutive month period (regardless of whether such six months encompass one or two Target Years); (ii) Distributor fails to achieve at least 75% of its annual target in any single Target Year;

     (c) Distributor directly or indirectly sells or transfers its ownership in whole or in part without the prior written consent of BARTECH as required by paragraph 12;

     (d)  Distributor provides BARTECH information which is false or misleading;

     (e) Distributor breaches any of its responsibilities under this Agreement, including failure not remedied within ninety (90) days notice from BARTECH, to carry out the terms of BARTECH' customer service policies as required by subparagraph 4 hereof; or

     (f) If the Distributor enters into liquidation, whether compulsory or voluntarily (otherwise than for the purpose of amalgamation or reconstruction), or compounds with its creditors or has a receiver appointed for all or any part of its assets or takes or suffers any similar action in consequence of debt.


19. EFFECT OF TERMINATION OR EXPIRATION. The termination or expiration of this Agreement shall not:

(a) Relieve BARTECH of the obligation from filling orders placed by Distributor and accepted by BARTECH prior to the effective date of the termination or expiration; provided, however, that as a condition precedent to filling any such order, BARTECH may demand that the Distributor pay in advance and pay any amounts which might otherwise be due to BARTECH prior to shipment;

(b) Entitle Distributor to any termination or expiration compensation or to any other compensation for lost profits, goodwill or for any order for the sale, rental, lease or licensing of Covered Products by BARTECH or any of its authorized distributors. The Distributor shall immediately cease to sell the Covered Products provided that subject to next clause, BARTECH will permit the Distributor to sell its existing stock of the Covered Products on the terms set out in this Agreement which, to that extent and for this purpose only, will stay in force; Nevertheless, BARTECH at its sole option will repurchase, at Distributor's option, all or any part of Distributor's inventory of new and unused Hardware Products as follows: the Distributor shall offer for sale to BARTECH all Products and Spares at that time the property of the Distributor and which are not the subject to binding contracts for sale. BARTECH shall be under no obligation to repurchase all or any of those Covered Products or Spares but shall notify its determination whether or not to repurchase any or all of them within four weeks of the offer being made. The price to be paid for such Covered Products and Spares shall be a percentage of the Quoted Price paid by the Distributor as follows: (1) 75% for Product to be returned to BARTECH within twelve months of delivery; (2) 50% for a Product to be returned to BARTECH between twelve and twenty-four months of delivery; (3) 25% for a Product to be returned to BARTECH between twenty-four and thirty-six months of delivery. The cost of insurance, packaging, freight and any other costs which may be payable in respect of a returned Product shall be borne (as between the Distributor and BARTECH) by the Distributor and less any deduction determined by BARTECH because the Hardware Products are shop-worn, incomplete, obsolete or outdated. BARTECH' obligation to repurchase shall expire if Distributor does not provide BARTECH with a written list of the Hardware Products to be repurchased within thirty (30) days of the effective date of the termination or expiration of this Agreement. Distributor agrees that it shall be responsible for all costs and risks associated with returning any Hardware Products and agrees to permit BARTECH reasonable access for purposes of inspection prior to reshipment; nor

(c) Relieve Distributor of its obligation to protect the confidential information and trade secrets of BARTECH under paragraph 14 herein. Upon termination or expiration of this Agreement, Distributor shall not retain and shall return to BARTECH all BARTECH confidential information in its possession or control including originals and all copies. Upon, or as a consequence of, termination or expiration:

(d) All outstanding unpaid invoices in respect of the Products and Spares shall become payable in place of the payment terms previously agreed between the parties;

(e) BARTECH and Distributor each agree not to hire an employee of the other or any person who has been employed by either party during the previous 6 months during the term of this Agreement and for a period of one (1) year following the termination of the Agreement except by written mutual consent;

(f) Any such notice shall be deemed to have been dully received at the time of actual delivery or when sent by telex or fax or three business days after it was posted in the manner provided.

(g) The waiver by BARTECH of any breach of any terms of this Agreement shall not prevent the subsequent enforcement of that term and shall not be deemed a waiver of any subsequent breach.


20. INDEMNIFICATION. Distributor agrees that it will indemnify, defend and hold harmless BARTECH, its officers, directors, employees, affiliates and agents from any and all losses, claims, damages, expenses and causes of action of every nature whatsoever, including attorneys' fees, which are caused solely by the negligent acts, omissions or intentional wrongdoing of Distributor in connection with the performance or non-performance of its obligations under this Agreement or which may arise as a result of a breach of this Agreement.

21. ASSIGNABILITY. Neither this Agreement, nor any right or obligation hereunder, is assignable by Distributor, whether by operation of law or otherwise, without the prior written consent of BARTECH, which consent shall not be unreasonably withheld.

22. NOTICES AND OTHER COMMUNICATIONS. Unless otherwise provided, every notice hereunder shall be in writing and deemed given when delivered in person or when mailed, postage prepaid. Notices mailed to Distributor shall be sent to its principal place of business or any of its Authorized locations. Notices to BARTECH shall be mailed to its address first above written to the attention of: (1) Vice President of Sales and Marketing; copy to (2) Corporate Secretary.

23. FORCE MAJEURE. BARTECH shall not be liable for any loss, damage, delay or other consequences resulting from causes beyond its reasonable control, including, but not limited to, Acts of God, fire, strikes, labor disputes, riot or civil commotion, acts of war (declared or undeclared), labor or material shortages or government regulations, orders, or decisions.



24. NON-WAIVER. The failure of either party to enforce any of the terms of this Agreement shall not be deemed a waiver or bar to the subsequent enforcement of such term or to be a waiver of any other provision of this Agreement.


25. ENTIRE AGREEMENT. This Agreement constitutes the parties' entire agreement and may not be amended except by a writing signed by both parties.
     Distributor expressly represents to BARTECH that no officer, employee, representative or agent of BARTECH has made or entered into any oral agreement, promise or understanding which alters, expands or modifies any of the terms of this Agreement; provided, however, the execution of this Agreement shall not relieve either party of the obligation to pay for any products or services rendered pursuant to any previous distributorship agreement. In the case of any inconsistency between this Agreement and any other writing (manuals, technical and marketing bulletins, etc), this Agreement shall govern unless such writing references this Agreement, providing for amendment hereto, and is executed by both parties hereto.


26. GOVERNING LAW. The validity, construction and enforceability of this Agreement, and all other disputes between the parties arising directly or indirectly hereunder, shall be governed and decided by the laws of France, and not including the 1980 UN Convention on Contracts for the International Sale of Goods. The Distributor agrees to submit to the exclusive jurisdiction of the Court of Nanterre, France for the resolution of any and all disputes by and between the parties hereunder. The Distributor shall not in any manner contest the entering of a judgement, order or other court ruling obtained pursuant to this Paragraph 26 against the Distributor in any other court (including international courts) which may have jurisdiction over the Distributor.


27. EXECUTION. This Agreement shall not be effective unless and until it has been executed by a duly authorized officer of BARTECH.

Signed  By:   _______________________________
              For and on behalf of Distributor: ________________________
                                                     (Print Name)

Date:     _________________  Its:  ______________________________

in  the  presence  of:  ________________________


Signed  By:  _______________________________
For  and  on  behalf  of  BARTECH,  EMEA.

Date:     _________________  Its:  ______________________________

in  the  presence  of:  ________________________

EXHIBIT  A

TARGET


     (a) Distributor's annual target for the year commencing 2001 shall be 800 Units.

     (b) Distributor's annual target for each successive Target Year shall be notified to Distributor by BARTECH thirty (30) days before the end of the current Target Year based upon the current target and other factors, if applicable, including any expanded Territory, the introduction of new products and increased potential for product sales.

     (c) Neither the establishment of an annual target or monthly target for a period beyond the scheduled expiration of this Agreement nor Distributor meeting any annual or monthly target shall create any right on the part of the Distributor to continue as an authorized BARTECH distributor for a period of time beyond the scheduled expiration of this Agreement.

Effective  Date:  ____________
Supersedes  Exhibit  B  Dated:  _____________


EXHIBIT  B

Hardware  Product  Description


AUTOMATIC  MINIBARS  AND  THE  OPTIONS  RELATED  TO  THESE  BARS  AND  FRIDGES.

CENTRAL  UNIT  :  to  control  and  manage  minibars  connected  on  line  to it

REMOTE  CONTROLERS:  for  refill  mode,  maintenance,  room  status

Effective  Date:  _________________
Supersedes  Exhibit  C  Dated:  _________________


EXHIBIT  C

Software  Product  Description

-All software necessary for BARTECH operation as well as add on features like CESS (computerized energy saving system), room maintenance and room status

Effective  Date:  ___________________
Supersedes  Exhibit  D  Dated:  _________________


EXHIBIT  D
SOFTWARE  REGISTRATION  AGREEMENT


Name  of  END  USER     _____________________________________
Address  of  END  USER

--------------------------------------------------------------------------------

Telephone  of  END  USER  _____________________________________

Name  of  DISTRIBUTOR     _____________________________________


SOFTWARE  PRODUCTS
Description               Quantity     Part  Number






The software products listed above are provided by BARTECH, E.M.E.A ("BARTECH") and its Distributor subject to the following terms:

1. End user shall have a non-exclusive license to (a) use the software products; and (b) copy the software programs in a machine readable or printed form for back-up or modification purposes. END USER'S LICENSE DOES NOT PERMIT ANY OTHER USE OF THE SOFTWARE PRODUCTS. END USER SHALL BE IN COMPLIANCE WITH ALL APPLICABLE LAWS AND SHALL BE PROHIBITED HEREUNDER FROM USING THE SOFTWARE PRODUCTS IN VIOLATION OF APPLICABLE LAWS.

2.   End  user's  license shall terminate immediately without notice if end user
     (a) uses the software products for other than a permitted use; or (b) transfers possession of the original or any copy of the software programs or related documentation to another person or entity; or (c) attempts to transfer this license. Upon termination of this license, end user agrees to destroy immediately the original and all copies (in an original or merged form) of the software programs and related documentation.

3. BARTECH MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE, ITS QUALITY OR PERFORMANCE. BARTECH DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


4. THE SOFTWARE PROGRAMS ARE PROVIDED "AS IS" WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE PROGRAMS IS WITH END USER. BARTECH DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE PROGRAMS WILL MEET END USER'S REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE PROGRAMS WILL BE UNINTERRUPTED OR ERROR FREE. NEITHER BARTECH NOR ITS INDEPENDENT DISTRIBUTOR SHALL HAVE ANY LIABILITY TO END USER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR ANY OTHER LOSS, DAMAGE OR INJURY INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ARISING FROM LOSS OF USE OR LOSS PROFIT ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE PROGRAMS.

5. The entire agreement between the parties is in this Agreement which supersedes and merges all prior discussions and agreements between the parties relative to the subject matter hereof.


--------------------------------------------------------------------------------
(Name  of  end  user)


By:   ___________________________________


Its:  ___________________________________


Date: ___________________________________

EXHIBIT  E
DISTRIBUTOR  APPLICATION/INFORMATION  SHEET

Distributorship  Name          _____________________

Address                        ____________________________
                               ____________________________
                               ____________________________

City                           __________

Zip  Code                      __________

Country                        _________________


MAILING  ADDRESS  IF  DIFFERENT  THAN  ABOVE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Phone  Number           _________________________

After  Hours  Phone     _________________________

Fax  Number             _________________________


ADDRESS,  PHONE,  FAX,  OF  ADDITIONAL  OFFICES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distributorship  is:  __Proprietorship  __Partnership __Corporation __Subsidiary

Names(s) and home address(es) of Principals. Include Titles of a Corporation, include Ownership Percent of Partnerships and Corporations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





Corporation  in  Business  since  (Date  of  incorporation)  :


Total  Number  of  full  time  employees  in  the  corporation  :

Product  presently  marketed,  distributed,  or  produced  by  the corporation :

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Based  on  Audited  ANNUAL  FINANCIAL  STATEMENT  :

Total  Company  Sales  1995     :    FF  ____________

Total  Company  Sales  1996          FF  ____________

Total  Company  Sales  1997          FF  ____________

SALES  DEPARTMENT  DATA


Number  of  Sales  Representatives  Employed,  Full  Time:

Sales  Manager's  Name

Sales  Manager's  Experience  Summary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Summary  of  Sales  Representatives  Experience

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Name(s)  of  Individuals  Authorized  to  Place  ORDERS  for  BARTECH  products

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SERVICE/SUPPORT  DEPARTMENT(S)  DATA


Number  of  Technicians  Employed,  FIELD  _____  SHOP  _____

Service  Manager's  Name     ___________________________________
Service  Manager's  Experience  Summary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary  of  Technician's  Experience

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary  of  Technical  Services  offered  to  Customers

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Does  a  Programming/Installation/Training/Support  Department  Exist?__________

How  many  Employees  are  in  this  Department:__________

Does  this  department  perform  software  development  :______________________

If  Yes,  please  describe  software  development  tools  used

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Signature:     _____________________________________


Name  ______________________  Title  ____________________  Date  ________


Manager  Submitting  Application:     _____________________________________


DISTRIBUTORSHIP  AGREEMENT  TABLE  OF  CONTENTS


                                                         PAGE


1. Definitions . . . . . . . . . . . . . . . . . . . . .   1


2. Appointment . . . . . . . . . . . . . . . . . . . . .   2

3. Basic Obligations of BARTECH. . . . . . . . . . . . .   2

4. Basic Obligations of Distributor. . . . . . . . . . .   2

5. Distributor Representations, Warranties and Covenants   5

6. Area of Sales . . . . . . . . . . . . . . . . . . . .   5

7. Placing and Delivery of Orders. . . . . . . . . . . .   5

8. Terms . . . . . . . . . . . . . . . . . . . . . . . .   6

9. Warranty on Hardware Products . . . . . . . . . . . .   7

10. Marketing of Software. . . . . . . . . . . . . . . .   8

11. Exclusive Warranty on Software Products. . . . . . .   8

12. Distributor Ownership, Management and Business . . .   9

13. Independent Distributor; Franchise Disclaimer. . . .   9

14. Confidentiality of Trade Secrets . . . . . . . . . .  10

15. Major Account Policy . . . . . . . . . . . . . . . .  10

16. Duration and Renewal . . . . . . . . . . . . . . . .  10

17. Termination by Distributor . . . . . . . . . . . . .  10

18. Termination by BARTECH . . . . . . . . . . . . . . .  10

19. Effect of Termination or Expiration. . . . . . . . .  11

20. Indemnification. . . . . . . . . . . . . . . . . . .  12

                                                      Table of Contents - Page 1


DISTRIBUTORSHIP  AGREEMENT  TABLE  OF  CONTENTS [cont'd]

                                                        PAGE


21. Assignability. . . . . . . . . . . . . . . . . . . .  12

22. Notices and Other Communications . . . . . . . . . .  13

23. Force Majeure. . . . . . . . . . . . . . . . . . . .  13

24. Non-waiver . . . . . . . . . . . . . . . . . . . . .  13

25. Entire Agreement . . . . . . . . . . . . . . . . . .  13

26. Governing Law. . . . . . . . . . . . . . . . . . . .  13

27. Execution. . . . . . . . . . . . . . . . . . . . . .  13

Exhibit A Target . . . . . . . . . . . . . . . . . . . .  15

Exhibit B Hardware Products. . . . . . . . . . . . . . .  16

Exhibit C Software Products. . . . . . . . . . . . . . .  17

Exhibit D Software Registration Agreement. . . . . . . .  18

Exhibit E Distributor Form of Application. . . . . . . .  20



                                                      Table of Contents - Page 2